Exhibit 99.1







                              Cox Enterprises, Inc.
                        Executive Officers and Directors

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Name                                     Position                               Principal Occupation

James C. Kennedy*                        Chairman & Chief Executive Officer     Chairman & Chief Executive Officer

David E. Easterly*                       President & Chief Operating Officer    President & Chief Operating Officer

Robert C. O'Leary*                       Executive Vice President & Chief       Executive Vice President & Chief
                                         Financial Officer                      Financial Officer

Timothy M. Hughes                        Senior Vice President, Administration  Senior Vice President, Administration

Barbara C. Anthony*                      Vice President                         Chairman, Dayton Newspapers

Anne C. Chambers*                        Vice President                         Chairman, Atlanta Newspapers

Scott A. Hatfield                        Vice President & Chief Information     Vice President & Chief Information
                                         Officer                                Officer

Marybeth H. Leamer                       Vice President, Human Resources        Vice President, Human Resources

Andrew A. Merdek                         Vice President, Legal Affairs &        Vice President, Legal Affairs &
                                         Secretary                              Secretary

Alexander V. Netchvolodoff               Vice President, Public Policy          Vice President, Public Policy

Richard J. Jacobson                      Vice President & Treasurer             Vice President & Treasurer

Preston B. Barnett                       Vice President, Tax                    Vice President, Tax

Dean H. Eisner                           Vice President, Business Development   Vice President, Business
                                         and Planning                           Development and Planning

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Michael J. Mannheimer                    Vice President, Materials Management   Vice President, Materials Management

John C. Williams                         Vice President, Marketing and          Vice President, Marketing and
                                         Communications                         Communications

Arthur M. Blank                          Director                               President and Chief Executive
                                                                                Officer
                                                                                The Home Depot, Inc.

Thomas O. Cordy                          Director                               President and Chief Executive Officer
                                                                                The Maxxis Group, Inc.
Carl R. Gross                            Director                               Retired Senior Vice President and
                                                                                Chief Administrative Officer

Ben F. Love                              Director                               Director
                                                                                Chase Bank of Texas

Paul J. Rizzo                            Director                               Vice Chairman (retired 1/1/95) of
                                                                                IBM Corporation

* Also a Director

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                           Cox Interactive Media, Inc.
                        Executive Officers and Directors



Name                                     Position                               Principal Occupation

Peter M. Winter*                         President                              President

R. Scott Whiteside                       Vice President and Chief Operating     Vice President and Chief Operating
                                         Officer                                Officer

J. Lacey Lewis                           Vice President and Chief Financial     Vice President and Chief Financial
                                         Officer                                Officer

Keith L. Herndon                         Vice President, Planning and Product   Vice President, Planning and Product
                                         Development                            Development

Michael Q. Parker                        Vice President, Marketing              Vice President, Marketing

David B. Hills                           Vice President, Sales                  Vice President, Sales

Hillary Goodall                          Vice President, Content Programming    Vice President, Content Programming

Preston B. Barnett                       Vice President                         Vice President, Tax
                                                                                Cox Enterprises, Inc.

Dean H. Eisner                           Vice President                         Vice President, Business Development
                                                                                and Planning Cox Enterprises, Inc.

Steven N. Becker                         Group Vice President, Site Management  Group Vice President, Site Management

Gary R. Mills                            Group Vice President, Site Management  Group Vice President, Site Management



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                           Cox Interactive Media, Inc.
                        Executive Officers and Directors



Name                             Position                                       Principal Occupation

Andrew A. Merdek                 Secretary                                      Vice President, Legal Affairs &
                                                                                Secretary
                                                                                Cox Enterprises, Inc.

Richard J. Jacobson              Treasurer                                      Vice President & Treasurer, Cox
                                                                                Enterprises, Inc.

David E. Easterly                Director                                       President & Chief Operating Officer
                                                                                Cox Enterprises, Inc.

* Also a Director


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                                 Cox LOOK, Inc.
                             Directors and Officers



Name                                     Position                               Principal Occupation

Peter M. Winter*                         President                              President
                                                                                Cox Interactive Media, Inc.

Andrew A. Merdek                         Secretary                              Vice President, Legal Affairs &
                                                                                Secretary
                                                                                Cox Enterprises, Inc.

Richard J. Jacobson*                     Treasurer                              Vice President & Treasurer
                                                                                Cox Enterprises, Inc.

Richard Klumpp                           Director                               Manager
                                                                                Financial Services

R. Scott Whiteside                       Vice President and Chief Operating     Vice President and Chief Operating
                                         Officer                                Officer
                                                                                Cox Interactive Media, Inc.

J. Lacey Lewis                           Vice President and Chief Financial     Vice President and Chief Financial
                                         Officer                                Officer
                                                                                Cox Interactive Media, Inc.

Preston B. Barnett                       Vice President                         Vice President

Dean H. Eisner                           Vice President                         Vice President

Keith L. Herndon                         Vice President, Planning and Product   Vice President, Planning and Product
                                         Development                            Development

Cindy Frisina Gray                       Vice President, Marketing              Vice President, Marketing

David B. Hills                           Vice President, Sales                  Vice President, Sales

Hilary Goodall                           Vice President, Content Programming    Vice President, Content Programming

Stephen N. Becker                        Group Vice President, Site Management  Group Vice President, Site Management

Gary R. Mills                            Group Vice President, Site Management  Group Vice President, Site Management
Michael Q. Parker                        Group Vice President, Site Management  Group Vice President, Site Management

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* Also a Director.